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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): MAY 16, 2002


                     SEACOAST FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                 000-25077                  04-1659040
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


ONE COMPASS PLACE, NEW BEDFORD, MASSACHUSETTS                     02740
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (508) 984-6000

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The registrant's audit committee has recommended and the executive committee of the registrant's board of directors has unanimously voted (i) to dismiss Arthur Andersen LLP, and (ii) to engage KPMG LLP as its independent accountants, effective upon adjournment of the registrant's Annual Meeting of Stockholders on May 16, 2002.

         During the registrant's fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period prior to May 16, 2002, Arthur Andersen LLP did not have any disagreement with the registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the registrant's financial statements.

         The reports of Arthur Andersen LLP on the registrant's financial statements for the period from January 1, 2000 through December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from January 1, 2000 through May 16, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

        NUMBER                               TITLE
        ------                               -----
         16.1 Arthur Andersen LLP letter dated May 16, 2002 regarding the change in the registrant's certifying accountants.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SEACOAST FINANCIAL SERVICES CORPORATION


Dated: May 16, 2002                  By: /s/ Kevin G. Champagne
                                         -------------------------------------
                                         Kevin G. Champagne
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX




        NUMBER                               TITLE
        ------                               -----
         16.1 Arthur Andersen LLP letter dated May 16, 2002 regarding the change in the registrant's certifying accountants.